UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2012
Date of Report (Date of earliest event reported)

FAR VISTA INTERACTIVE CORP
(Exact name of registrant as specified in its charter)

NEVADA	000-18272	87-0467339
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

365 Simon Fraser Cres., Saskatoon, Saskatchewan, Canada		S7H 3T5
(Address of principal executive offices)		(Zip Code)

(306) 230-3288
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

On or about July 11, 2012, the Board of Directors of Far Vista Interactive Corporation passed a resolution to cancel certain aged certificates of one share each, belonging to shareholders believed to be non-existence as of that date.   The company posted a bond and will keep such shares in reserve in case one of the cancelled certificates should be presented to the company.  Far Vista canceled 98 certificates representing 98 shareholders bringing the number of shareholders as of this date to 458 shareholders down from 556.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Far Vista Interactive Corp.
Date: July 23, 2012	By:	/s/ Richard Buckley
Richard Buckley, President